                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999

EL PASO ENERGY CORPORATION (Delaware)
Citrus Corp. (Delaware)....................................................................................................     50%
       (El Paso Energy Corporation owns 50%; an unaffiliated party owns 50%)
     Florida Gas Transmission Company (Delaware)...........................................................................    100
         Border Gas Inc. (Delaware)........................................................................................   3.33
              (Southern Natural Gas Company owns 6.67%; Tennessee Gas Pipeline Company owns 37.5%; El
              Paso Natural Gas Company owns 15%; Florida Gas Transmission Company owns 3.33%;
              unaffiliated parties own 37.5%)
     Citrus Trading Corp. (Delaware).......................................................................................    100
     Citrus Energy Services, Inc. (Delaware)...............................................................................    100
     Citrus Marketing, Inc. (Delaware).....................................................................................    100
Cross Country Development L.L.C. (Delaware LLC) ...........................................................................  50.33
       (El Paso Energy Corporation owns 50.33%; unaffiliated parties own 49.67%.)
DEEPTECH INTERNATIONAL INC. (Delaware).....................................................................................    100
     DeepTech Offshore (Cayman) Ltd. (Cayman)..............................................................................    100
     Deepwater Production Systems, Inc. (Texas)............................................................................    100
         FPSI, Inc. (Delaware).............................................................................................    100
     Dover Technology, Inc. (Texas)........................................................................................     50
           (DeepTech International Inc. owns 50%; unaffiliated parties own 50%.)
     Key Ocean Services, Inc. (Texas)......................................................................................     50
              (DeepTech International Inc. owns 50%; unaffiliated parties own 50%.)
     El Paso Energy Partners Holding Company (Delaware)....................................................................    100
         El Paso Energy Partners Company (Delaware)........................................................................    100
              Delos Offshore Company, L.L.C. (Delaware LLC)................................................................ 1.0101
                    (EL Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                    1.0101%)
              Ewing Bank Gathering Company, L.L.C. (Delaware LLC).......................................................... 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                    1.0101%)
              Flextrend Development Company, L.L.C. (Delaware LLC)......................................................... 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                    1.0101%)
              Green Canyon Pipe Line Company, L.L.C. (Delaware LLC)........................................................ 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                    1.0101%)
              El Paso Energy Partners Deepwater, L.L.C. (Delaware LLC)..................................................... 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                    1.0101%)
                  Deepwater Holdings, L.L.C. (Delaware LLC)................................................................     50
                        (El Paso Energy Partners Deepwater, L.L.C. owns 50%; unaffiliated parties own 50%.)
                      Stingray Pipeline Company, L.L.C. (Louisiana)........................................................    100
                      U-T Offshore System (Delaware GP)....................................................................    100
                      West Cameron Dehydration Company, L.L.C. (Delaware LLC)..............................................    100
                      Western Gulf Holdings, L.L.C. (Delaware LLC).........................................................    100
                           East Breaks Gathering Company, L.L.C. (Delaware LLC)............................................    100
                           High Island Offshore System (Delaware GP).......................................................    100
              El Paso Energy Partners, L.P. ...............................................................................  11.98
                    (El Paso Energy Partners Company owns 11.98%; Sabine River Investors I, L.L.C. owns 11.549%;
                    Sabine River Investors II, L.L.C. owns 9.955%; the remaining 65.51% is publicly traded.)
                  Delos Offshore Company, L.L.C. (Delaware LLC)............................................................98.9899
                         (El Paso Energy Partners, L.P, owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Ewing Bank Gathering Company, L.L.C. (Delaware LLC)......................................................98.9899
                         (El Paso Energy Partners, L.P. owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Flextrend Development Company, L.L.C. (Delaware LLC).....................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Green Canyon Pipe Line Company, L.L.C. (Delaware LLC)....................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  El Paso Energy Partners Deepwater, L.L.C. (Delaware LLC).................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


                      Deepwater Holdings, L.L.C. (Delaware LLC)............................................................     50
                             (El Paso Energy Partners Deepwater, L.L.C. owns 50%; unaffiliated parties own 50%.)
                           Stingray Pipeline Company, L.L.C. (Louisiana)...................................................    100
                           U-T Offshore System (Delaware GP)...............................................................    100
                           West Cameron Dehydration Company, L.L.C. (Delaware LLC).........................................    100
                           Western Gulf Holdings, L.L.C. (Delaware LLC)....................................................    100
                               East Breaks Gathering Company, L.L.C. (Delaware LLC)........................................    100
                               High Island Offshore System (Delaware GP)...................................................    100
                  El Paso Energy Partners Finance Corporation (Delaware)...................................................    100
                  El Paso Energy Partners Oil Transport Systems, L.L.C. (Delaware LLC).....................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  El Paso Partners Operating Company, L.L.C. (Delaware LLC)................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Manta Ray Gathering Company, L.L.C. (Delaware LLC).......................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Moray Pipeline Company, L.L.C. (Delaware LLC)............................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                      Nemo Gathering Company, L.L.C. (Delaware LLC)........................................................   33.9
                             (Moray Pipeline Company, L.L.C. owns 33.9%; unaffiliated parties own 76.1%)
                  Poseidon Pipeline Company, L.L.C. (Delaware LLC).........................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                      Poseidon Oil Pipeline Company, L.L.C. (Delaware LLC).................................................     36
                             (Poseidon Pipeline Company, L.L.C. owns 36%; Unaffiliated parties own 64%)
                  Sailfish Pipeline Company, L.L.C. (Delaware LLC).........................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                      Neptune Pipeline Company, L.L.C. (Delaware LLC)......................................................  25.67
                             (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)
                           Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC).....................................     99
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                           Nautilus Pipeline Company, L.L.C. (Delaware LLC)................................................     99
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                      Ocean Breeze Pipeline Company, L.L.C. (Delaware LLC).................................................  25.67
                             (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)
                           Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC).....................................      1
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                           Nautilus Pipeline Company, L.L.C. (Delaware LLC)................................................      1
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                  Tarpon Transmission Company (Texas)......................................................................    100
                  VK Deepwater Gathering Company, L.L.C. (Delaware LLC)....................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                      Viosca Knoll Gathering Company (Delaware JV).........................................................     99
                             (VK Deepwater Gathering Company, L.L.C. owns 99.0%; El Paso Energy Partners,
                             L.P. holds a 1% option)
                  VK-Main Pass Gathering Company, L.L.C. (Delaware LLC)....................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  El Paso Energy Partners Oil Transport Systems, L.L.C. (Delaware LLC)..................................... 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                    1.0101%)

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


              El Paso Energy Partners Operating Company, L.L.C. (Delaware LLC)............................................. 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                    1.0101%)
              Manta Ray Gathering Company, L.L.C. (Delaware LLC)........................................................... 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                    1.0101%)
              Moray Pipeline Company, L.L.C. (Delaware LLC)................................................................ 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                    1.0101%)
                  Nemo Gathering Company, L.L.C. (Delaware LLC)............................................................   33.9
                         (Moray Pipeline Company, L.L.C. owns 33.9%; unaffiliated parties own 76.1%)
              Poseidon Pipeline Company, L.L.C. (Delaware LLC)............................................................. 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                    1.0101%)
                  Poseidon Oil Pipeline Company, L.L.C. (Delaware LLC).....................................................     36
                         (Poseidon Pipeline Company, L.L.C. owns 36%; Unaffiliated parties own 64%)
              Sailfish Pipeline Company, L.L.C. (Delaware LLC)............................................................. 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                    1.0101%)
                  Neptune Pipeline Company, L.L.C. (Delaware LLC)..........................................................  25.67
                         (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)
                      Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC)..........................................     99
                             (Neptune Pipeline Company,  L.L.C. owns 99%; Ocean Breeze Pipeline Company,  L.L.C.
                             owns 1%)
                      Nautilus Pipeline Company, L.L.C. (Delaware LLC).....................................................     99
                             (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company owns 1%)
                  Ocean Breeze Pipeline Company, L.L.C. (Delaware LLC).....................................................  25.67
                         (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)
                      Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC)..........................................      1
                             (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company, L.L.C.
                             owns 1%)
                      Nautilus Pipeline Company, L.L.C. (Delaware LLC).....................................................      1
                             (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company owns 1%)
         Sabine River Investors I, L.L.C. (Delaware).......................................................................    100
              El Paso Energy Partners, L.P. ............................................................................... 11.549
                    (El Paso Energy Partners Company owns 11.98%; Sabine River Investors I, L.L.C. owns 11.549%;
                    Sabine River Investors II, L.L.C. owns 9.955%; the remaining 65.51% is publicly traded.)
                  Delos Offshore Company, L.L.C. (Delaware LLC)............................................................98.9899
                         (El Paso Energy Partners, L.P, owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Ewing Bank Gathering Company, L.L.C. (Delaware LLC)......................................................98.9899
                         (El Paso Energy Partners, L.P. owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Flextrend Development Company, L.L.C. (Delaware LLC).....................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Green Canyon Pipe Line Company, L.L.C. (Delaware LLC)....................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  El Paso Energy Partners Deepwater, L.L.C. (Delaware LLC).................................................98.9899
                         (El Paso Energy  Partners,  L.P., owns 98.9899%;  El Paso Energy Partners  Company owns
                         1.0101%)
                      Deepwater Holdings, L.L.C. (Delaware LLC)............................................................     50
                             (El Paso Energy Partners Deepwater, L.L.C. owns 50%; unaffiliated parties own 50%.)
                           Stingray Pipeline Company, L.L.C. (Louisiana)...................................................    100
                           U-T Offshore System (Delaware GP)...............................................................    100
                           West Cameron Dehydration Company, L.L.C. (Delaware LLC).........................................    100
                           Western Gulf Holdings, L.L.C. (Delaware LLC)....................................................    100
                               East Breaks Gathering Company, L.L.C. (Delaware LLC)........................................    100
                               High Island Offshore System (Delaware GP)...................................................    100
                  El Paso Energy Partners Finance Corporation (Delaware)...................................................    100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


                  El Paso Energy Partners Oil Transport Systems, L.L.C. (Delaware LLC).....................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  El Paso Partners Operating Company, L.L.C. (Delaware LLC)................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Manta Ray Gathering Company, L.L.C. (Delaware LLC).......................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Moray Pipeline Company, L.L.C. (Delaware LLC)............................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                      Nemo Gathering Company, L.L.C. (Delaware LLC)........................................................   33.9
                             (Moray Pipeline Company, L.L.C. owns 33.9%; unaffiliated parties own 76.1%)
                  Poseidon Pipeline Company, L.L.C. (Delaware LLC).........................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                      Poseidon Oil Pipeline Company, L.L.C. (Delaware LLC).................................................     36
                             (Poseidon Pipeline Company, L.L.C. owns 36%; Unaffiliated parties own 64%)
                  Sailfish Pipeline Company, L.L.C. (Delaware LLC).........................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                      Neptune Pipeline Company, L.L.C. (Delaware LLC)......................................................  25.67
                             (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)
                           Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC).....................................     99
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                           Nautilus Pipeline Company, L.L.C. (Delaware LLC)................................................     99
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                      Ocean Breeze Pipeline Company, L.L.C. (Delaware LLC).................................................  25.67
                             (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)
                           Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC).....................................      1
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                           Nautilus Pipeline Company, L.L.C. (Delaware LLC)................................................      1
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                      Tarpon Transmission Company (Texas)..................................................................    100
                      VK Deepwater Gathering Company, L.L.C. (Delaware LLC)................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                           Viosca Knoll Gathering Company (Delaware JV)....................................................     99
                             (VK Deepwater Gathering Company,  L.L.C. owns 99.0%; El Paso Energy Partners,  L.P. owns a 1% option.)
                      VK-Main Pass Gathering Company, L.L.C. (Delaware LLC)................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
     Offshore Gas Marketing, Inc. (Texas)..................................................................................    100
     Offshore Gas Processors (Texas).......................................................................................    100
     Tatham Offshore Development, Inc. (Delaware)..........................................................................    100
El Paso CE Generation Holding Company (Delaware)...........................................................................    100
     CE Generating, L.L.C. (Delaware)......................................................................................    100
El Paso Energy Capital Trust I (Delaware)..................................................................................    100
El Paso Energy Capital Trust II (Delaware).................................................................................    100
El Paso Energy Capital Trust III (Delaware)................................................................................    100
El Paso Energy Communications Company (Delaware)...........................................................................    100
El Paso Energy E.S.T. Company (Delaware)...................................................................................    100
El Paso Energy Finance Company (Delaware)..................................................................................    100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


El Paso Energy Foundation (Texas)..........................................................................................    100
El Paso Energy Holdings Inc. (Delaware) ...................................................................................    100
El Paso Energy Management Company (Delaware)...............................................................................    100
El Paso Energy Resources Company (Delaware) ...............................................................................    100
El Paso Energy Risk Management Company (Delaware)..........................................................................    100
El Paso Energy Service Company (Delaware) .................................................................................    100
El Paso Energy Sports Corporation (Delaware)...............................................................................    100
El Paso Gas Services Company (Delaware) ...................................................................................    100
EL PASO NATURAL GAS COMPANY  (Delaware) ...................................................................................    100
     Border Gas Inc. (Delaware)............................................................................................     15
          (Southern Natural Gas Company owns 6.67%; Tennessee Gas Pipeline Company owns 37.5%; El
          Paso Natural Gas Company owns 15%; Florida Gas Transmission Company owns 3.33%;
          unaffiliated parties own 37.5%)
     El Paso Development Company (Delaware) ...............................................................................    100
     El Paso Gas Transportation Company (Delaware) ........................................................................    100
     El Paso Middle East B.V. (Netherlands) ...............................................................................    100
     El Paso Pipeline Services Company (Delaware) .........................................................................    100
     El Paso TransColorado Company (Delaware) .............................................................................    100
     El Paso Mojave Pipeline Co. (Delaware) ...............................................................................    100
         Mojave Pipeline Company (Texas GP)................................................................................     50
                  (El Paso Mojave Pipeline Co. owns 50%; EPNG Mojave, Inc. owns 50%.)
              Mojave Pipeline Operating Company (Texas)....................................................................    100
     EPEC Energy Argentina S.A. (Argentina) ...............................................................................    7.7
           (El Paso Energy International Company owns 92.3%; El Paso Natural Gas Company owns 7.7%)
     Gasoductos de Chihuahua, S. de R.L. de C.V. (Mexico) .................................................................     10
           (El Paso Natural Gas Company owns 10%; El Paso Energy International
           Company owns 40%; unaffiliated parties own 50%.)
     Sabine River Investors V, L.L.C. (Delaware)...........................................................................    100
         EPNG Mojave, Inc. (Delaware)......................................................................................    100
              Mojave Pipeline Company (Texas GP)...........................................................................     50
                      (EPNG Mojave, Inc. owns 50%; El Paso Mojave Pipeline Co. owns 50%.)
                  Mojave Pipeline Operating Company (Texas) ...............................................................    100
     Samalayuca Pipeline Company, L.L.C. (Delaware LLC)....................................................................    100
     El Paso PPN (Cayman) Company (Cayman Islands).........................................................................    100
PPN Mauritius Company (Mauritius)..........................................................................................    100
     PPN Power Generating Company Limited (India)..........................................................................     26
           (PPN Mauritius Company owns 26%; unaffiliated parties own 74%.)
EL PASO PRODUCTION HOLDING COMPANY (Delaware)..............................................................................    100
     Sabine River Investors VI, L.L.C. (Delaware)..........................................................................    100
         El Paso Production GOM Inc. (Delaware)............................................................................    100
     Sabine River Investors VII, L.L.C. (Delaware).........................................................................    100
     Sabine River Investors VIII, L.L.C. (Delaware)........................................................................    100
     Sabine River Investors IX, L.L.C. (Delaware)..........................................................................    100
         El Paso Production Company (Delaware).............................................................................    100
El Paso Chaparral Holding Company (Delaware)...............................................................................    100
     El Paso Chaparral Investor, L.L.C. (Delaware LLC).....................................................................    100
         Chaparral Investors, L.L.C. (Delaware LLC)........................................................................     67
                (El Paso Chaparral Investor, L.L.C. has a 50% vote; an unaffiliated party has a 50%
                vote on certain matters.)
              BIV Generation Company, L.L.C. (Delaware)....................................................................    100
              Brush Generation Company, L.L.C. (Delaware)..................................................................    100
                  Colorado Power Partners (Colorado G.P.)..................................................................      1
                      (Brush Generation Company,  L.L.C. owns a 1% partnership  interest and Morgan Generation
                      Company, L.L.C. owns a 99% partnership interest.)
                  Morgan Generation Company, L.L.C. (Delaware).............................................................    100
                      Colorado Power Partners (Colorado GP)................................................................     99
                           (Brush Generation Company, L.L.C. owns a 1% partnership interest and Morgan
                           Generation Company, L.L.C. owns a 99% partnership interest.)

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


              El Paso Berkshire Power I Company, L.L.C. (Delaware).........................................................    100
                  Berkshire Power Company L.L.C. (Massachusetts)...........................................................   31.4
                  (El Paso Berkshire Power II Company owns 25%; El Paso Berkshire Power I Company,
                L.L.C. owns 31.4%; an unaffiliated party owns 43.6%.)
              El Paso Milford Power I Company, L.L.C. (Delaware)...........................................................    100
                  Milford Power Company L.L.C. (Delaware)..................................................................     70
                  (El Paso Milford Power I Company, L.L.C. owns 70%; El Paso Milford Power II Company owns 25%; and an unaffiliated party owns 5%.)
              Mesquite Investors, L.L.C. (Delaware LLC)....................................................................    100
                  East Coast Power, L.L.C. (Delaware LLC)..................................................................     49
                  Masspower L.L.C. (Delaware LLC)..........................................................................     51
                      MASSPOWER (Massachusetts G.P.)  .....................................................................     30
                             (EPEC Independent Power I Company owns 17.5% as general partner;
                             Masspower L.L.C. owns 30%; Springfield Generating Company, LLC. owns
                             17.5%; unaffiliated parties own 35%.)
                  Newark Bay Holding Company, L.L.C. (Delaware LLC)........................................................    100
                      Liberty View Power L.L.C. (Delaware LLC).............................................................    100
                           Newark Bay Cogeneration Partnership, L.P. (New Jersey LP).......................................      2
                                 (Newark Bay Holding Company, L.L.C. owns a 98% limited partnership interest; Liberty View Power L.L.C. owns a 2% general partnership interest)
                                 NBCP Urban Renewal Corporation............................................................
                                    NBCP Urban Renewal Partnership.........................................................      1
                                          (Newark Bay Cogeneration Partnership, L.P. owns 99%; NBCP
                                          Urban Renewal Corporation owns 1%)
                      Newark Bay Cogeneration Partnership, L.P. (New Jersey LP)............................................     98
                             (Newark Bay Holding Company, L.L.C. owns a 98% limited partnership interest; Liberty View Power L.L.C. owns a 2% general partnership interest)
                             NBCP Urban Renewal Partnership................................................................     99
                               (Newark Bay Cogeneration Partnership, L.P. owns 99%; NBCP Urban
                               Renewal Corporation owns 1%)
                  Springfield Generating Company LLC (Delaware LLC)........................................................    100
                  MASSPOWER (Massachusetts G.P.)  .........................................................................   17.5
                             (EPEC Independent Power I Company owns 17.5% as general partner;
                             Masspower L.L.C. owns 30%; Springfield Generating Company, L.L.C. owns
                             17.5%; unaffiliated parties own 35%.)
                  Morgan Generation Company, L.L.C.........................................................................    100
                      Colorado Power Partners (Colorado G.P.)..............................................................     99
                           (Brush Generation Company, L.L.C. owns a 1% partnership interest and
                           Morgan Generation Company, L.L.C. owns a 99% partnership interest)
         El Paso Chaparral Management, L.P. (Delaware).....................................................................      1
                  (El Paso Chaparral Holding Company owns a 1% general partnership interest and
                  EPCHC Company owns a 99% limited partnership interest.)
         EPCHC Company ....................................................................................................    100
              El Paso Chaparral Management, L.P. (Delaware)................................................................     99
                  (El Paso Chaparral Holding Company owns a 1% general partnership interest and
                  EPCHC Company owns a 99% limited partnership interest.)
El Paso Red River Holding Company (Delaware)...............................................................................    100
     Sabine River Investors LLC (Delaware LLC).............................................................................    100
         Trinity River Associates LLC (Delaware LLC).......................................................................     20
                (Sabine River Investors LLC owns 20%; unaffiliated parties own 80%.)
EL PASO TENNESSEE PIPELINE CO.  (Delaware) ................................................................................    100
       (El Paso Energy Corporation owns 100% of the issued and outstanding Company Common Stock.
       Unaffiliated parties own 100% of the Series A Preferred Stock.)
     East Tennessee Natural Gas Company (Tennessee) .......................................................................    100
     EL PASO ENERGY INTERNATIONAL COMPANY (Delaware).......................................................................    100
         El Paso Energia Mexico, S.A. de C.V. (Mexico) ....................................................................    0.1
                (El Paso Energy International Company owns 0.1%; EPEC Gas Latin America Inc. owns
                99.9%.)
         El Paso Energy Asia Corporation (Delaware) .......................................................................    100
         El Paso Energy Europe Company (Delaware)..........................................................................    100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


         El Paso Energy Pittsfield Corporation (Delaware) .................................................................    100
              Berkshire Feedline Acquisition L.P. (Massachusetts L.P.).....................................................     50
                    (El Paso Energy Pittsfield Corporation owns 50%; an unaffiliated party owns
                    50%.)
         El Paso Energy Servicios S. de R.L. de C.V. (Mexico)..............................................................      1
                (EPED Holding Company owns 99%; El Paso Energy International Company owns 1%.)
         El Paso Mauritius Power Limited (Mauritius) ......................................................................    100
              El Paso Pakistan Power (Private) Limited (Pakistan) .........................................................   99.9
                    (El Paso Mauritius Power Limited owns 99.9%; Individuals own 0.1%)
                  El Paso Cayman Power Company (Cayman Islands)............................................................    100
                  El Paso Kabirwala Power Ltd. (Cayman Islands) ...........................................................    100
                      Fauji Kabirwala Power Company Limited (Pakistan) ....................................................  42.17
                             (El Paso Kabirwala Power Ltd. owns 42.17%; unaffiliated parties own
                             57.83%.)
         EPEC Argentina Corporation (Delaware) ............................................................................    100
         EPEC Baja California Corporation (Delaware) ......................................................................    100
         EPEC Canada Ltd. (Canada).........................................................................................    100
         EPEC China Inc. (Delaware)........................................................................................    100
         EPEC Energy Argentina S.A. (Argentina) ...........................................................................   92.3
                (El Paso Energy International Company owns 92.3%; El Paso Natural Gas Company owns
                7.7%)
              EPEC Cayman Islands Company (Cayman Islands) ................................................................    100
                  Companias Asociadas Petroleraoes S.A. (Argentina) .......................................................     45
                         (EPEC Cayman Islands Company owns 45%; unaffiliated parties own 55%.)
                      CAPEX S.A. (Argentina) ..............................................................................     55
                             (Companias Asociadas Petroleraoes S.A. owns 55%; remaining is publicly traded.)
                           Triunion Energy Company (Cayman Islands)........................................................   38.4
                                 (EPED B Company owns 23.2%; an unaffiliated party owns 38.4% and
                                 CAPEX S.A. owns 38.4%)
                               El Paso Energy Argentina Limitada S.A. (Argentina) .........................................  99.99
                                      (Triunion Energy Company owns 99.99%; unaffiliated parties own
                                      .01%)
                                    Gasoducto del Pacifico (Argentina) S.A. (Argentina)....................................   12.5
                                         (Gasoducto del Pacifico (Cayman) Ltd. owns 87.5%; El Paso
                                         Energy Argentina Limitada owns 12.5%.)
                               Triunion Energy Inversiones Company (Cayman Islands)........................................    100
                                    Triunion Energy Chile A Company (Cayman Islands) ......................................    100
                                        Triunion Energy Inversiones (Chile) Limitada (Chile) ..............................    0.1
                                               (Triunion Energy Pacifico Company owns 99.9%;
                                               Triunion Energy Chile A Company owns 0.1%.)
                                    Triunion Energy Finance Pacifico Company (Cayman Islands) .............................    100
                                    Triunion Energy Pacifico Company (Cayman Islands) .....................................    100
                                        Gasoducto del Pacifico (Cayman) Ltd. (Cayman Islands)..............................   21.8
                                               (Triunion Energy Pacifico Company owns 21.8%;
                                               unaffiliated parties own 78.2%)
                                            Gasoducto del Pacifico (Argentina) S.A. (Argentina)............................   87.5
                                                   (Gasoducto del Pacifico (Cayman) Ltd. owns 87.5%;
                                                   El Paso Energy Argentina Limitada owns 12.5%.)
                                            Gasoducto del Pacifico (Chile) S.A. (Chile)....................................   87.5
                                                   (Gasoducto del Pacifico (Cayman) Ltd. owns 87.5%;
                                                   Triunion Energy Inversiones Pacifico (Chile)
                                                   Limitada owns 12.5%.)
                                        Triunion Energy Inversiones Pacifico (Chile) Limitada (Chile) .....................    0.1
                                               (Triunion Energy Pacifico Company owns 0.1%; Triunion
                                               Energy Inversiones (Chile) Limitada owns 99.9%.)
                                            Gasoducto del Pacifico (Chile) S.A. (Chile)....................................   12.5
                                                   (Gasoducto del Pacifico (Cayman) Ltd. owns 87.5%;
                                                   Triunion Energy Inversiones Pacifico (Chile)
                                                   Limitada owns 12.5%.)
                                        Triunion Energy Inversiones (Chile) Limitada (Chile) ..............................   99.9
                                               (Triunion Energy Pacifico Company owns 99.9%;
                                               Triunion Energy Chile A Company owns 0.1%.)
                                            Triunion Energy Inversiones Pacifico (Chile) Limitada (Chile) .................   99.9
                                                   (Triunion Energy Pacifico Company owns 0.1%;
                                                   Triunion Energy Inversiones (Chile) Limitada owns
                                                   99.9%.)
         EPEC Ethanol Company (Delaware) ..................................................................................    100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


         EPEC Ethanol Services Company (Delaware) .........................................................................    100
         EPEC Gas Brazil Corporation (Delaware) ...........................................................................    100
              EPIC Gas International Servicos do Brasil Ltda. (Brazil) ....................................................   99.9
                    (EPEC Gas Brazil Corporation owns 99.9%; El Paso Energy International Company, owns 0.1%.)
                  BBPP Holdings Ltda. (Brazil).............................................................................     33
                         (EPIC Gas International Servicos do Brasil Ltda. owns 33%; unaffiliated parties own 67%)
                      Transportadora Brasiliera Gasoducto Bolivia- Brazil S.A. (Brazil)....................................     29
                             (BBPP Holdings Ltda. owns 25%; unaffiliated parties own 75%)
         EPEC Gas Canada Ltd. (Ontario) ...................................................................................    100
         EPEC Gas Chile Corporation (Delaware) ............................................................................    100
              Gas de Chile S.A. (Chile) ...................................................................................     50
                    (EPEC Gas Chile Corporation owns 50%; unaffiliated parties own 50%.)
              Inversiones EPEC Gas (Chile) Limitada (Chile)................................................................  99.99
                    (EPEC Gas Chile Corporation owns 99.99%; EPEC Gas Latin America Inc. owns .01%.)
         EPEC Gas Latin America Inc. (Delaware) ...........................................................................    100
              El Paso Energia Mexico, S.A. de C.V. (Mexico) ...............................................................   99.9
                    (EPEC Gas Latin America Inc. owns 99.9%; El Paso Energy International Company owns 0.1%.)
                  Pasotronica, S.A. de C.V. (Mexico).......................................................................     50
                         (El Paso Energia Mexico, S.A. de C.V. owns 50%; an unaffiliated party owns
                         50%.)
              Inversiones EPEC Gas (Chile) Limitada (Chile)................................................................   0.01
                    (EPEC Gas Chile Corporation owns 99.99%; EPEC Gas Latin America Inc. owns .01%.)
              Gasoducto Transandino S.A. de Argentina (Argentina) .........................................................   0.01
                    (EPEC Gas Latin America Inc. owns.01%; Gasoducto Transandino S.A. owns 99.99%)
         EPEC Gas Services (Chile) Corporation (Delaware) .................................................................    100
              EPIC Gas Transportes S.A. (Chile) ...........................................................................   99.9
                    (EPEC Gas Services (Chile) Corporation owns 99.9%; unaffiliated parties own 0.1%.)
         EPEC Hungary Inc. (Delaware)   ...................................................................................    100
         EPEC Independent Power I Company (Delaware) ......................................................................    100
              MASSPOWER (Massachusetts G.P.)  .............................................................................   17.5
                    (EPEC Independent Power I Company owns 17.5% as general partner; Masspower
                    L.L.C. owns 30%; Springfield Generating Company, L.L.C. owns 17.5%; unaffiliated parties own 35%.)
         EPEC Independent Power II Company (Delaware) .....................................................................    100
         EPEC International (East Asia/Pacific) Inc. (Delaware) ...........................................................    100
         EPEC MLP Inc. (Delaware)       ...................................................................................    100
              Polk Power Partners, L.P. (Delaware L.P.)  ..................................................................  45.75
                     (EPEC MLP Inc., as a Limited Partner, owns 45.75%; Polk Power GP, Inc., as
                     General Partner, owns 1%; unaffiliated parties, as Limited Partners, own
                     53.25%.)
                  EP Power, L.L.C. (Delaware LLC)..........................................................................    100
                      EML Power, L.L.C. (Delaware LLC).....................................................................     50
                             (EO Power, L.L.C. owns 50%; EP Power, L.L.C. owns 50%.)
         EPEC Trinidad LNG, Inc. (Delaware) ...............................................................................    100
         EPEC Ventures Bolivia Corporation (Delaware) .....................................................................    100
         EPEC Ventures Poland Corporation (Delaware) ......................................................................    100
              Wielkopolska Energia S.A. (Poland)...........................................................................     50
                    (EPEC Ventures Poland Corporation owns 50%; unaffiliated parties own 50%)
         EPED Holding Company (Delaware) ..................................................................................    100
              DBNGP Finance Company L.L.C. (Delaware LLC)..................................................................     50
                    (EPED Holding Company owns 50%; unaffiliated parties own 50%)
                  El Paso Cayman DBNGP, Ltd. (Cayman Islands)..............................................................    100
                      El Paso DBNGP Limited (Labuan).......................................................................    100
                           Epic Energy Australia Trust (Australia).........................................................  33.33
                                 (El Paso DGNGP Limited owns 33.33%; unaffiliated parties own
                                 66.67%)
                           Epic Energy (Australia) Nominees Pty. Ltd. (Australia)..........................................  33.33
                                 (El Paso DBNGP Limited owns 33.33%; unaffiliated parties own
                                 66.67%)
                               Epic Energy (Victoria) Nominees Pty. Ltd. (Australia).......................................    100
                               Epic Energy (Victoria) Pipeline Trust (Australia)...........................................    100
                               Epic Energy (WA) Nominees Pty. Ltd. (Australia).............................................    100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


                                    Epic Energy (DBNGP Finance) Pty. Ltd. (Australia)......................................    100
                                    Epic Energy Western Australia Pty. Limited (Australia) ................................    100
                               Epic Energy (WA) Investments Pty. Ltd. (Australia)..........................................    100
                                    Dampier to Bunbury Pipeline Employment Pty. Ltd. (Australia)...........................    100
                                    Epic Energy (Pilbara Pipeline) Pty. Ltd. (Australia)...................................    100
                                    Epic Energy (Victoria) Transmission Pty. Ltd. (Australia)..............................    100
                                    Epic Energy (WA) Transmission Pty. Ltd. (Australia)....................................    100
                               Epic Energy WA Pipeline Trust (Australia)...................................................    100
              El Paso ECK Holding Company (Delaware).......................................................................    100
                  Energeticke Centrum Kladno s.r.o. (Czechoslovakia)  .....................................................  18.55
                         (El Paso ECK Holding Company owns 18.55%; unaffiliated parties own 81.45%.)
              El Paso Energy Argentina Service Company (Delaware)..........................................................    100
                  El Paso Neuquen Holding Company (Cayman Islands).........................................................    100
                      Agua del Cajon (Cayman) Company......................................................................     50
                               (El Paso Neuquen Holding owns 50%;  unaffiliated parties own 50%)
                           Servicios El Paso S.R.L. (Argentina)............................................................   99.9
                                 (Agua del Cajon (Cayman) Company owns 99.9%; unaffiliated parties own 0.1%)
              El Paso Energy Global Holdings Company.......................................................................    100
                  El Paso Energy Global Holdings Company (Cayman Islands)..................................................    100
              El Paso Energy Portugal (Cayman) Company (Cayman Islands) ...................................................    100
                  El Paso Energy Portugal L.L.C. (Delaware LLC)............................................................    100
              El Paso Energy Servicios S.de R.L. de C.V. (Mexico)..........................................................     99
                    (EPED Holding Company owns 99%; El Paso Energy International Company owns 1%.)
              El Paso Kladno B.V. (Netherlands) ...........................................................................    100
                  Matra Powerplant Holding B.V. (Netherlands) .............................................................     20
                         (El Paso Kladno B.V. owns 20%; unaffiliated parties own 80%.)
                      ECK Generating s.r.o. (Czechoslovakia)  .............................................................     89
                             (Matra Powerplant Holding B.V. owns 89%; unaffiliated parties own 11%.)
              El Paso Rosarito Company, L.L.C. (Delaware)..................................................................    100
              El Paso Sierra Chaco Holding AB (Sweden).....................................................................    100
                  Dynaf Bolivia S.A. (Bolivia).............................................................................     98
                         (El Paso Sierra Chaco Holding AB owns 98%; El Paso Sierra Chaco Sweden AB owns 1%; El Paso Sierra Chaco Bolivia AB owns 1%)
                  Empresa Energetica Sierra Chaco S.A. (Bolivia)...........................................................     98
                         (El Paso Sierra Chaco Holding AB owns 98%; El Paso Sierra Chaco Sweden AB owns 1%; El Paso Sierra Chaco Bolivia AB owns 1%)
                  El Paso Sierra Chaco Sweden AB (Sweden)..................................................................    100
                      Dynaf Bolivia S.A. (Bolivia).........................................................................      1
                             (El Paso Sierra Chaco Sweden AB owns 10%; El Paso Sierra Chaco Bolivia
                             AB owns 90%)
                      Empresa Energetica Sierra Chaco SA (Bolivia).........................................................      1
                             (El Paso Sierra Chaco Holding AB owns 98%; El Paso Sierra Chaco Sweden
                             AB owns 1%; El Paso Sierra Chaco Bolivia AB owns 1%)
                  El Paso Sierra Chaco Bolivia AB (Sweden).................................................................    100
                      Dynaf Bolivia S.A. (Bolivia).........................................................................      1
                             (El Paso Sierra Chaco Holding AB owns 98%; El Paso Sierra Chaco Sweden
                             AB owns 1%; El Paso Sierra Chaco Bolivia AB owns 1%)
                      Empresa Energetica Sierra Chaco SA (Bolivia).........................................................      1
                             (El Paso Sierra Chaco Holding AB owns 98%; El Paso Sierra Chaco Sweden
                             AB owns 1%; El Paso Sierra Chaco Bolivia AB owns 1%)
              EPEC Nederland Holding B.V. (Netherlands)....................................................................    100
                  El Paso El Sauz B.V. (Netherlands).......................................................................    100
                  El Paso Energy Hydro Holding B.V. (Netherlands)..........................................................    100
                  El Paso Energy Ujung Pangdang B.V. (Netherlands).........................................................    100
                  El Paso Hermosillo B.V. (Netherlands)....................................................................    100
                  El Paso Mexico I B.V. (Netherlands)......................................................................    100
                  El Paso Mexico II B.V. (Netherlands).....................................................................    100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


                  El Paso Northwest Mexico B.V. (Netherlands)..............................................................    100
                  El Paso Philippines Holding Company (Philippines)........................................................  99.99
                         (EPEC Nederland Holding B.V. owns 99.99%; unaffiliated parties own 0.01%.)
                      East Asia Power Resources Corporation (Philippines)..................................................   91.7
                             (El Paso Philippines Holding Company owns 91.7%; the remaining is publicly traded.)
                           East Asia Diesel Power Corporation (Philippines)................................................  99.92
                                 (East Asia Power Resources Corporation owns 99.92%; unaffiliated parties own 0.08%.)
                               Duracom Mobile Power Corporation (Philippines)..............................................     60
                                      (East Asia Diesel Power Corporation owns 60%; unaffiliated parties own 40%.)
                               Sunrise Power Company Inc. (Philippines)....................................................  65.77
                                      (East Asia Diesel Power Corporation owns 65.77%; unaffiliated parties own 34.23%.)
                           East Asia Global Management (British Virgin Islands)............................................    100
                               Asia Pacific Power & Light Company, Ltd. (Bermuda)..........................................     60
                                      (East Asia Global Management owns 60%; unaffiliated parties own 40%.)
                                    Taixing Huangqiao Pacific Power Company (China)........................................     51
                                          (Asia Pacific Power & Light Company, Ltd. owns 51%;
                                          unaffiliated parties own 49%.)
                           East Asia Power Services Inc. (Philippines).....................................................    100
                           East Asia Transmission and Distribution Corporation (Philippines)...............................    100
                               Boraca Distribution (Philippines)...........................................................    100
                               First Electric Utilities Services Corporation (Philippines).................................     55
                                      (East Asia Transmission and Distribution Corporation owns 55%;
                                      unaffiliated parties own 45%.)
                               Spelapco Distribution (Philippines).........................................................     43
                                      (East Asia Transmission and Distribution Corporation owns 43%;
                                      unaffiliated parties own 57%.)
                           East Asia Utilities (Philippines)...............................................................    100
                               CEBU Power (Philippines)....................................................................     60
                                      (East Asia Utilities owns 60%; unaffiliated parties own 40%.)
                  El Paso Rio Bravo B.V. (Netherlands).....................................................................    100
              EPED A Company (Cayman Islands) .............................................................................    100
                  El Paso Development (Tanzania) Company Limited (Tanzania)................................................      1
                         (EPED A Company owns 1%; EPED B Company owns 99%.)
                  El Paso Haripur Holding ApS (Denmark)....................................................................    100
                  El Paso Haripur Holding B.V. (Netherlands)...............................................................    100
                  EPED Aguaytia Company (Cayman Islands) ..................................................................     99
                         (EPED A Company owns 99% and EPED B Company owns 1%.)
                      Aguaytia Energy L.L.C. (Delaware LLC) ...............................................................   24.3
                             (EPED Aguaytia Company owns 24.3%; The Maple Gas Development
                             Corporation owns 16.96%; unaffiliated parties own 58.74%.)
                           Aguaytia Energy del Peru S.R. Ltda. (Peru) .....................................................     99
                                 (Aguaytia Energy L.L.C. owns 99%; Peru Energy Holdings L.L.C. owns
                                 1%.)
                           Peru Energy Holdings L.L.C. (Delaware LLC) .....................................................     99
                                 (Aguaytia Energy L.L.C. owns 99%; Peru Energy Holdings owns 1%.)
                           Peru Energy Holdings (Cayman Islands) ..........................................................    100
                               Peru Energy Holdings L.L.C. (Delaware LLC) .................................................      1
                                      (Peru Energy Holdings owns 1%; Aguaytia Energy L.L.C. owns
                                      99%.)
                                    Aguaytia Energy del Peru S.R. Ltda. (Peru) ............................................      1
                                          (Peru Energy Holdings L.L.C. owns 1%; Aguaytia Energy
                                          L.L.C. owns 99%.)
                      Latin America Capital L.L.C. (Cayman Islands) .......................................................   27.5
                             (EPED Aguaytia Company owns 27.5%; The Maple Gas Development
                             Corporation owns 16.96%; unaffiliated parties own 55.54%.)
                  EPIC Aguaytia Maple Company (Cayman Islands) ............................................................    100
                      The Maple Gas Development Corporation (Cayman Islands) ..............................................  18.43
                             (EPIC Aguaytia Maple Company owns 18.43%; unaffiliated parties own
                             81.57%.)
                           Aguaytia Energy L.L.C. (Delaware) ..............................................................  16.96
                                 (The Maple Gas Development Corporation owns 16.96%; EPED Aguaytia
                                 Company owns 24.3%; unaffiliated parties own 58.74%.)

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


                           Latin America Capital L.L.C. (Cayman Islands) ..................................................  16.96
                                 (The Maple Gas Development Corporation owns 16.96%; EPED Aguaytia
                                 Company owns 27.5%; unaffiliated parties own 55.54%.)
                  EPIC Yucatan Pipeline Company (Cayman Islands) ..........................................................     99
                         (EPED A Company owns 99%; EPED B Company owns 1%.)
                      EPIC Yucatan S. de R.L. de C.V. (Mexico) ............................................................     99
                             (EPIC Yucatan Pipeline Company owns 99%; EPED B Company owns 1%.)
                  NEPC Consortium Power Ltd. (Bangladesh)..................................................................     50
                         (EPED A Company owns 50%; unaffiliated parties own 50%.)
              EPED Central Chile Corporation (Delaware)....................................................................    100
              EPED B Company (Cayman Islands) .............................................................................    100
                  CAYGER Finance Company (Cayman Islands)..................................................................    100
                  El Paso Development (Tanzania) Company Limited (Tanzania)................................................     99
                         (EPED A Company owns 1%; EPED B Company owns 99%.)
                  El Paso Energy Acajutla Company (Cayman Islands).........................................................    100
                      Acajutla (Cayman) Company (Cayman Islands)...........................................................    100
                  El Paso Energy Camisea Company (Cayman Islands)..........................................................    100
                  El Paso Energy CAYGER I Company (Cayman Islands).........................................................    100
                      El Paso Rio Claro Ltda. (Brazil).....................................................................  99.95
                             (El Paso Energy CAYGER I Company owns 99.95%; an unaffiliated party owns 0.05%.)
                      El Paso Rio Grande Ltda. (Brazil)....................................................................  99.95
                             (El Paso Energy CAYGER I Company owns 99.95%; an unaffiliated party owns 0.05%.)
                  El Paso Energy CAYGER II Company (Cayman Islands)........................................................    100
                  El Paso Energy Brazil Corporation (Cayman Islands).......................................................    100
                      El Paso Energy International do Brasil Ltda. (Brazil)................................................   99.9
                             (El Paso Energy Brazil Corporation owns 99.9%; unaffiliated parties own
                             0.1%)
                  El Paso Energy East Asia Company (Cayman Islands)........................................................    100
                  El Paso Energy Gasoducto Company (Cayman Islands) .......................................................    100
                  El Paso Energy Guatemala Company (Cayman Islands)........................................................    100
                      El Paso Energy Panama Holding S.A. (Panama)..........................................................    100
                  El Paso Energy Operating Services Company (Cayman Islands)...............................................    100
                      El Paso Europe Operations Limited (Scotland).........................................................    100
                  El Paso Fife I Company (Cayman Islands)..................................................................    100
                      Fife Power (Scotland)................................................................................     50
                             (El Paso Fife I Company owns 50%; unaffiliated parties own 50%.)
                  El Paso (Mauritius) Holding Limited (Mauritius)..........................................................    100
                  El Paso Meizhou Wan Holding Company (Cayman Islands).....................................................    100
                  El Paso Rondonia Power Company (Cayman Islands)..........................................................    100
                      Rondonia Power Company (Cayman Islands)..............................................................     50
                             (El Paso Rondonia Power Company owns 50%; unaffiliated parties own 50%.)
                  El Paso Sierra Chaco I Company (Cayman Islands)..........................................................    100
                  EPED Aguaytia Company (Cayman Islands) ..................................................................      1
                         (EPED B Company owns 1% and EPED A Company owns 99%.)
                  EPIC Energy Amazon Company (Cayman Islands) .............................................................    100
                      El Paso Amazonas Energia Ltda. (Brazil)..............................................................   99.9
                             (EPIC Energy Amazon Company owns 99.9%; unaffiliated parties own 0.1%)
                  EPIC Mato Grosso Company (Cayman Islands) ...............................................................    100
                      El Paso Empreendimentos e Participacoes Ltda (Brazil) ...............................................   99.9
                             (EPIC Mato Grosso Company owns 99.9%; unaffiliated parties own 0.1%)
                  EPIC Mato Grosso do Sul Company (Cayman Islands) ........................................................    100
                  EPIC Jordan Company (Cayman Islands) ....................................................................    100
                  EPIC Yucatan Pipeline Company (Cayman Islands) ..........................................................      1
                         (EPED B Company owns 1% and EPED A Company owns 99%.)

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


                  EPIC Yucatan S. de R.L. de C.V. (Mexico) ................................................................     99
                             (EPIC Yucatan Pipeline Company owns 99%; EPED B Company owns 1%.)
                  EPIC Yucatan S. de R.L. de C.V. (Mexico) ................................................................      1
                         (EPED B Company owns 1%; EPIC Yucatan Pipeline Company owns 99%)
                  Interenergy Company (Cayman Islands).....................................................................     45
                         (EPED B Company owns 45%; unaffiliated parties own 55%)
                  Gas TransBoliviano S.A. (Bolivia)........................................................................      2
                         (EPED B Company owns 2%; unaffiliated parties own 98%)
                  Triunion Energy Company (Cayman Islands).................................................................   23.2
                         (EPED B Company owns 23.2%; an unaffiliated party owns 38.4% and CAPEX S.A.
                         owns 38.4%)
                      El Paso Energy Argentina Limitada S.A. (Argentina) ..................................................  99.99
                             (Triunion Energy Company owns 99.99%; unaffiliated parties own .01%)
                           Gasoducto del Pacifico (Argentina) S.A. (Argentina).............................................   12.5
                                 (Gasoducto del Pacifico (Cayman) Ltd. owns 87.5%; El Paso Energy
                                 Argentina Limitada owns 12.5%.)
                      Triunion Energy Inversiones Company (Cayman Islands).................................................    100
                           Triunion Energy Chile A Company (Cayman Islands) ...............................................    100
                               Triunion Energy Inversiones (Chile) Limitada (Chile) .......................................    0.1
                                      (Triunion Energy Pacifico Company owns 99.9%; Triunion Energy
                                      Chile A Company owns 0.1%.)
                           Triunion Energy Finance Pacifico Company (Cayman Islands) ......................................    100
                           Triunion Energy Pacifico Company (Cayman Islands) ..............................................    100
                               Gasoducto del Pacifico (Cayman) Ltd. (Cayman Islands).......................................   21.8
                                      (Triunion Energy Pacifico Company owns 21.8%; unaffiliated parties own 78.2%)
                                    Gasoducto del Pacifico (Argentina) S.A. (Argentina)....................................   87.5
                                          (Gasoducto del Pacifico (Cayman) Ltd. owns 87.5%; El Paso
                                          Energy Argentina Limitada owns 12.5%.)
                                    Gasoducto del Pacifico (Chile) S.A. (Chile)............................................   87.5
                                          (Gasoducto del Pacifico (Cayman) Ltd. owns 87.5%; Triunion
                                          Energy Inversiones Pacifico (Chile) Limitada owns 12.5%.)
                               Triunion Energy Inversiones Pacifico (Chile) Limitada (Chile) ..............................    0.1
                                      (Triunion Energy Pacifico Company owns 0.1%; Triunion Energy
                                      Inversiones (Chile) Limitada owns 99.9%.)
                                    Gasoducto del Pacifico (Chile) S.A. (Chile)............................................   12.5
                                          (Gasoducto del Pacifico (Cayman) Ltd. owns 87.5%; Triunion
                                          Energy Inversiones Pacifico (Chile) Limitada owns 12.5%.)
                               Triunion Energy Inversiones (Chile) Limitada (Chile) .......................................   99.9
                                      (Triunion Energy Pacifico Company owns 99.9%; Triunion Energy
                                      Chile A Company owns 0.1%.)
                                    Triunion Energy Inversiones Pacifico (Chile) Limitada (Chile) .........................   99.9
                                          (Triunion Energy Pacifico Company owns 0.1%; Triunion
                                          Energy Inversiones (Chile) Limitada owns 99.9%.)
                  VEN Energy Holding Company (Cayman Islands)..............................................................    100
                      El Paso - Trading e Servicos de Consultadoria Lda. (Portugal)........................................    100
                  VEN Field Services Company (Cayman Islands)..............................................................    100
                  Wartsila Amazon Company (Cayman Islands).................................................................    100
                      Wartsila Rio Negro Company (Cayman Islands)..........................................................    100
                           Wartsila Rio Negro Energia Ltda. (Brazil).......................................................   99.9
              EPED SAM Holdings Company (Delaware) ........................................................................    100
                  El Paso Samalayuca Holding (Cayman) Company (Cayman Islands).............................................    100
                      EPIC Samalayuca A, L.L.C. (Delaware LLC) ............................................................    100
                           EPIC Samalayuca B, L.L.C. (Delaware LLC) .......................................................     15
                                 (El Paso Samalayuca Holding (Cayman) Company owns 85%; EPIC
                                 Samalayuca A, L.L.C. owns 15%.)
                               Compania Samalayuca II, S.A. de C.V. (Mexico) ..............................................     20
                                      (EPIC Samalayuca B, L.L.C. owns 20%; Samalayuca Holding
                                      Partnership owns 80%.)
                                    Samalayuca Trust (Mexico)..............................................................    100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


                           Samalayuca Holding Partnership (Delaware G.P.)  ................................................     25
                                 (EPIC Samalayuca A, L.L.C. owns 25% and unaffiliated parties own 75%.)
                               Compania Samalayuca II, S.A. de C.V. (Mexico) ..............................................     80
                                      (Samalayuca Holding Partnership owns 80%; EPIC Samalayuca B,
                                      L.L.C. owns 20%.)
                                    Samalayuca Trust (Mexico)..............................................................    100
                      EPIC Samalayuca B, L.L.C. (Delaware LLC) ............................................................     85
                             (El Paso Samalayuca Holding (Cayman) Company owns 85%; EPIC Samalayuca
                             A, L.L.C. owns 15%.)
                           Compania Samalayuca II, S.A. de C.V. (Mexico) ..................................................     20
                                 (EPIC Samalayuca B, L.L.C. owns 20%; Samalayuca Holding Partnership owns 80%.)
                               Samalayuca Trust (Mexico)...................................................................    100
                      SAM II Equity Funding, L.L.C. (Delaware LLC) ........................................................     60
                             (El Paso Samalayuca Holding (Cayman) Company owns 60%; unaffiliated parties own 40%. Company is in dissolution.)
                  Samalayuca II Management L.L.C. (Delaware LLC) ..........................................................     50
                         (EPED Sam Holdings owns 50%; unaffiliated parties own 50%.)
                      Samalayuca II Management, S. de R.L. de C.V. (Mexico) ...............................................     98
                             (Samalayuca II Management L.L.C. owns 98%; EPED Sam Holdings Company owns 1%; and unaffiliated parties own 1%.)
                  Samalayuca II Management, S. de R.L. de C.V. (Mexico) ...................................................      1
                         (EPED Sam Holdings Company owns 1%; Samalayuca II Management L.L.C. owns
                         98%; unaffiliated parties own 1%.)
              Epic Development (TPA) Pty. Ltd. (Australia).................................................................   33.4
                    (EPED Holding Company owns 33.4%; unaffiliated parties own 66.6%.)
              KLT Power Inc. (Missouri) ...................................................................................    100
                  Central Costanera, S.A. (Argentina)......................................................................     12
                         (KLT Power Inc. owns 12%; unaffiliated parties own 88%.)
                      Central Termoelectrica Buenos Aires, S.A. (Argentina)................................................   51.3
                             (Central Costanera, S.A. owns 51.3%; KLT Power (Bermuda) Ltd. owns
                             7.8%; unaffiliated parties own 40.9%.)
                  KLT Power (Asia) (Cayman Islands)........................................................................    100
                      El Paso Guna Power (Mauritius) Limited (Mauritius)...................................................    100
                           KEI Energy Private Ltd. (India).................................................................     60
                                 (El Paso Guna Power (Mauritius) Limited owns 60%; unaffiliated parties own 40%.)
                  KLT Power (Bermuda) Ltd. (Bermuda).......................................................................    100
                      Central Termoelectrica Buenos Aires, S.A. (Argentina)................................................    7.8
                             (Central Costanera, S.A. owns 51.3%; KLT Power (Bermuda) Ltd. owns
                             7.8%; unaffiliated parties own 40.9%.)
                  KLT Power Latin America (Cayman Islands).................................................................    100
         EPIC Energy Hungary B.V. (Netherlands) ...........................................................................    100
              Enfield Holdings B.V. (Netherlands)..........................................................................     50
                    (EPIC Energy Hungary B.V. owns a 50% interest; unaffiliated parties own a 50%
                    interest.)
                  Enfield Energy Centre Limited (United Kingdom)...........................................................     50
                         (Enfield Holdings B.V. owns a 50% interest; unaffiliated parties own a 50%
                         interest.)
                      Enfield Operations L.L.C. (Delaware LLC).............................................................     51
                             (Enfield Energy Centre Limited owns a 51% interest; unaffiliated parties own a 49% interest.)
                           Enfield Operations (UK) Limited (United Kingdom)................................................    100
                  NR Gibraltar (Gibraltar).................................................................................    100
              EMA Power Kft. (Hungary)  ...................................................................................     50
                    EPIC Energy Hungary B.V. owns a 50% interest; unaffiliated parties own a 50%
                    interest.)
              Hungary Power Holdings B.V. (Netherlands)....................................................................    100
         EPIC Gas International Servicos do Brasil Ltda. (Brazil) .........................................................    0.1
                (El Paso Energy International Company owns 0.1%; EPEC Gas Brazil Corporation owns
                99.9%.)
              BBPP Holdings Ltda. (Brazil).................................................................................     33
                    (EPIC Gas International Servicos do Brasil Ltda. owns 33%; unaffiliated parties own 67%)
                  Transportadora Brasiliera Gasoducto Bolivia- Brazil S.A. (Brazil)........................................     29
                         (BBPP Holdings Ltda. owns 25%; unaffiliated parties own 75%)
         Galtee Limited (Cayman Islands) ..................................................................................    100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


              El Paso (Labuan) Limited (Labuan)............................................................................    100
                  Epic Energy Pty. Limited (Australia) ....................................................................     30
                         (El Paso (Labuan) Limited owns 30%; unaffiliated parties own 70%.)
                      Epic Energy Australia Pty. Limited (Australia) ......................................................  99.95
                             (Epic Energy Pty. Limited owns 99.95%; Epic Energy Corporate Shared
                             Services owns 0.05%.)
                           Epic Energy Queensland Pty. Limited (Australia) ................................................    100
                               Epic Energy South Australia Pty. Limited (Australia) .......................................   0.02
                                      (Epic Energy Queensland Pty. Limited owns 0.02%; Epic Energy
                                      Australia Pty. Limited owns 99.98%.)
                           Epic Energy South Australia Pty. Limited (Australia) ...........................................  99.98
                                 (Epic Energy Australia Pty. Limited owns 99.98%; Epic Energy
                                 Queensland Pty. Limited owns 0.02%.)
                      Epic Energy Northern Territory Pty. Limited (Australia) .............................................    100
                      Epic Energy Corporate Shared Services (Australia) ...................................................   99.9
                             (Epic Energy Pty. Limited owns 99.9%; Epic Energy Australia Pty.
                             Limited owns 0.1%.)
                           Epic Energy Australia Pty. Limited (Australia) .................................................   0.05
                                 (Epic Energy Corporate Shared Services owns 0.05%; Epic Energy Pty.
                                 Limited owns 99.95%.)
                               Epic Energy Corporate Shared Services (Australia) ..........................................    0.1
                                      (Epic Energy Australia Pty. Limited owns 0.1%; Epic Energy
                                      Pty. Ltd. owns 99.9%.)
              Ventures Holdings Pty. Limited (Australia) ..................................................................    100
                  EPIC Sulawesi Gas Pty. Limited (Australia) ..............................................................    100
                      Energy Equity EPIC (Sengkang) Pty. Limited (Australia) ..............................................     50
                             (EPIC Sulawesi Gas Pty. Limited owns 50%; unaffiliated parties own
                             50%.)
                  Sulawesi Energy Pty Limited (Australia) .................................................................     50
                         (Ventures Holdings Pty. Limited owns 50%; unaffiliated parties own 50%.)
                      PT Energi Sengkang (Indonesia) ......................................................................     95
                             (Sulawesi Energy Pty. Ltd. owns 95%; unaffiliated parties own 5%.)
         Gasoductos de Chihuahua, S. de R.L. de C.V. (Mexico) .............................................................     40
                (El Paso Energy International Company owns 40%; El Paso Natural Gas Company owns
                10%; unaffiliated parties own 50%.)
         Orange Acquisition, Inc. (Delaware) ..............................................................................    100
              Orange Cogeneration Limited Partnership (Delaware L.P.)   ...................................................   49.5
                    (Orange Acquisition, Inc., as a Limited Partner, owns 49.5%; an unaffiliated party owns 49.5%, as a Limited Partner; and Orange Cogeneration GP, Inc., as
                    General Partner, owns 1%.)
                  EO Power, L.L.C. (Delaware LLC)..........................................................................    100
                      EML Power, L.L.C. (Delaware LLC).....................................................................     50
                             (EO Power, L.L.C. owns 50%; EP Power, L.L.C. owns 50%.)
                  Orange Cogeneration Funding Corp. (Delaware) ............................................................    100
         Orange Cogeneration GP II, Inc. (Delaware) .......................................................................    100
              Orange Cogeneration G.P., Inc. (Delaware) ...................................................................    100
                  Orange Cogeneration Limited Partnership   (Delaware L.P.) ...............................................      1
                         (Orange Cogeneration GP, Inc. owns 1%, as General Partner; Orange
                         Acquisition, Inc., owns 49.5%, as a Limited Partner; an unaffiliated party owns 49.5%, as a Limited Partner.)
                      Orange Cogeneration Funding Corp. (Delaware) ........................................................    100
         Polk Power GP II, Inc. (Delaware) ................................................................................    100
              Polk Power GP, Inc. (Delaware) ..............................................................................    100
                  Polk Power Partners, L.P. (Delaware L.P.)  ..............................................................      1
                         (Polk Power GP, Inc., as General Partner, owns 1%; EPEC MLP Inc., as
                         Limited Partner, owns 45.75%; unaffiliated parties, as Limited Partners, own 53.25%.)
         Sandbar Petroleum Company (Delaware) .............................................................................    100
         S.K. Petroleum Company (Delaware) ................................................................................    100
         West Campus Cogeneration Company (Delaware) ......................................................................    100
     EL PASO FIELD SERVICES COMPANY (Delaware) ............................................................................    100
         Cornerstone Gas Gathering Company (Delaware) .....................................................................    100
         Coyote Gas Treating Limited Liability Company (Colorado LLC)......................................................     50

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


                (El Paso Field Services Company owns 50%; unaffiliated parties own 50%.)
         Dubach Gas Company (Texas) .......................................................................................    100
         El Paso Capital Investments, L.L.C. (Delaware LLC)................................................................    100
         El Paso Dubach Liquids Pipeline Company (Delaware) ...............................................................    100
         El Paso Energy Intrastate Company (Delaware) .....................................................................    100
              Mountain Creek Joint Venture (Texas J.V.)  ..................................................................     50
                    (El Paso Energy Intrastate Company owns 50%; unaffiliated parties own 50%.)
              Oletha Pipeline I, Ltd. (Texas LP) ..........................................................................     98
                    (El Paso Energy Intrastate Company, as Limited Partner, owns 98%; Oletha
                    Pipeline Corporation, as General Partner, owns 2%.)
              Oletha Pipeline II, Ltd. (Texas LP) .........................................................................     98
                    (El Paso Energy Intrastate Company, as Limited Partner owns 98%; Oletha Pipeline
                    Corporation, as General Partner, owns 2%.)
              Oletha Pipeline Corporation (Texas) .........................................................................    100
                  Oletha Pipeline I, Ltd. (Texas LP) ......................................................................      2
                         (Oletha Pipeline Corporation, as General Partner, owns 2%; El Paso Energy
                         Intrastate Company, as Limited Partner, owns 98%.)
                  Oletha Pipeline II, Ltd. (Texas LP) .....................................................................      2
                         (Oletha Pipeline Corporation, as General Partner, owns 2%; El Paso Energy
                         Intrastate Company, as Limited Partner, owns 98%.)
         EnCap Investments L.L.C. (Delaware LLC)...........................................................................    100
              BOCP Energy Partners, L.P. (Texas LP)........................................................................      5
                    (EnCap Investments L.L.C. owns 5%; unaffiliated parties own 95%.)
              EnCap Energy L.C. (Texas LP).................................................................................    100
              EnCap Ventures L.C. (Texas LLC)..............................................................................    100
                  EnCap Ventures 1993 Limited Partnership (Texas LP).......................................................    100
              EnCap-T L.L.C. (Texas LLC)...................................................................................    100
              EnCap 1989-1 Limited Partnership (Texas LP)..................................................................    100
              EnCap Equity 1994 Limited Partnership (Texas LP).............................................................    100
              EnCap Equity 1996 Limited Partnership (Texas LP).............................................................    100
              EnCap Energy Capital Fund III, L.P. (Texas LP)...............................................................    100
              EnCap Energy Capital Fund III-B, L.P. (Texas LP).............................................................    100
                  EnCap Energy Acquisition III-B, Inc. (Texas).............................................................    100
              Sierra South Texas Partners, L.P. (Texas LP).................................................................      4
                    (EnCap Investments L.L.C. owns 4%; unaffiliated parties own 96%.)
         El Paso New Chaco Company (Delaware) .............................................................................    100
         El Paso Offshore Gathering & Transmission Company (Delaware)......................................................    100
              Seahawk Transmission Company (Texas).........................................................................    100
         EPEC Deepwater Gathering Company (Delaware) ......................................................................    100
              Sabine River Investors II, L.L.C. (Delaware).................................................................    100
                  El Paso Energy Partners, L.P. (Delaware) ................................................................  9.955
                    (El Paso Energy Partners Company owns 11.98%; Sabine River Investors I, L.L.C.
                    owns 11.549%; Sabine River Investors II, L.L.C. owns 9.955%; the remaining
                    65.51% is publicly traded.)
                  Delos Offshore Company, L.L.C. (Delaware LLC)............................................................98.9899
                         (El Paso Energy Partners, L.P, owns 98.9899%; El Paso Energy Partners
                         Company owns 1.0101%)
                  Ewing Bank Gathering Company, L.L.C. (Delaware LLC)......................................................98.9899
                         (El Paso Energy Partners, L.P. owns 98.9899%; El Paso Energy Partners
                         Company owns 1.0101%)
                  Flextrend Development Company, L.L.C. (Delaware LLC).....................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners
                         Company owns 1.0101%)
                  Green Canyon Pipe Line Company, L.L.C. (Delaware LLC)....................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners
                         Company owns 1.0101%)
                  El Paso Energy Partners Deepwater, L.L.C. (Delaware LLC).................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners
                         Company owns 1.0101%)

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


                      Deepwater Holdings, L.L.C. (Delaware LLC)............................................................     50
                             (El Paso Energy Partners Deepwater, L.L.C. owns 50%; unaffiliated parties own 50%.)
                           Stingray Pipeline Company, L.L.C. (Louisiana)...................................................    100
                           U-T Offshore System (Delaware GP)...............................................................    100
                           West Cameron Dehydration Company, L.L.C. (Delaware LLC).........................................    100
                           Western Gulf Holdings, L.L.C. (Delaware LLC)....................................................    100
                               East Breaks Gathering Company, L.L.C. (Delaware LLC)........................................    100
                               High Island Offshore System (Delaware GP)...................................................    100
                  El Paso Energy Partners Finance Corporation (Delaware)...................................................    100
                  El Paso Energy Partners Oil Transport Systems, L.L.C. (Delaware LLC).....................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners
                         Company owns 1.0101%)
                  El Paso Partners Operating Company, L.L.C. (Delaware LLC)................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners
                         Company owns 1.0101%)
                  Manta Ray Gathering Company, L.L.C. (Delaware LLC).......................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners
                         Company owns 1.0101%)
                  Moray Pipeline Company, L.L.C. (Delaware LLC)............................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners
                         Company owns 1.0101%)
                      Nemo Gathering Company, L.L.C. (Delaware LLC)........................................................   33.9
                             (Moray Pipeline Company, L.L.C. owns 33.9%; unaffiliated parties own
                             76.1%)
                  Poseidon Pipeline Company, L.L.C. (Delaware LLC).........................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners
                         Company owns 1.0101%)
                      Poseidon Oil Pipeline Company, L.L.C. (Delaware LLC).................................................     36
                             (Poseidon Pipeline Company, L.L.C. owns 36%; Unaffiliated parties own
                             64%)
                  Sailfish Pipeline Company, L.L.C. (Delaware LLC).........................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners
                         Company owns 1.0101%)
                      Neptune Pipeline Company, L.L.C. (Delaware LLC)......................................................  25.67
                             (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)
                           Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC).....................................     99
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline
                                 Company, L.L.C. owns 1%)
                           Nautilus Pipeline Company, L.L.C. (Delaware LLC)................................................     99
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline
                                 Company, L.L.C. owns 1%)
                      Ocean Breeze Pipeline Company, L.L.C. (Delaware LLC).................................................  25.67
                             (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)
                           Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC).....................................      1
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline
                                 Company, L.L.C. owns 1%)
                           Nautilus Pipeline Company, L.L.C. (Delaware LLC)................................................      1
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline
                                 Company, L.L.C. owns 1%)
                      Tarpon Transmission Company (Texas)..................................................................    100
                      VK Deepwater Gathering Company, L.L.C. (Delaware LLC)................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners
                         Company owns 1.0101%)
                      Viosca Knoll Gathering Company (Delaware JV).........................................................     99
                             (VK Deepwater Gathering Company, L.L.C. owns 99.0%; El Paso Energy
                             Partners, L.P. owns a 1% option.)
                  VK-Main Pass Gathering Company, L.L.C. (Delaware LLC)....................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners
                         Company owns 1.0101%)
              El Paso Energy Partners Oil Transport Systems, L.L.C. (Delaware LLC)......................................... 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns 1.0101%)

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


              El Paso Energy Partners Operating Company, L.L.C. (Delaware LLC)............................................. 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns 1.0101%)
              Manta Ray Gathering Company, L.L.C. (Delaware LLC)........................................................... 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns 1.0101%)
              Moray Pipeline Company, L.L.C. (Delaware LLC)................................................................ 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns 1.0101%)
                  Nemo Gathering Company, L.L.C. (Delaware LLC)............................................................   33.9
                         (Moray Pipeline Company, L.L.C. owns 33.9%; unaffiliated parties own 76.1%)
              Poseidon Pipeline Company, L.L.C. (Delaware LLC)............................................................. 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns 1.0101%)
                  Poseidon Oil Pipeline Company, L.L.C. (Delaware LLC).....................................................     36
                         (Poseidon Pipeline Company, L.L.C. owns 36%; Unaffiliated parties own 64%)
              Sailfish Pipeline Company, L.L.C. (Delaware LLC)............................................................. 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns 1.0101%)
                  Neptune Pipeline Company, L.L.C. (Delaware LLC)..........................................................  25.67
                         (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own
                         74.33%)
                      Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC)..........................................     99
                             (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline
                             Company, L.L.C. owns 1%)
                      Nautilus Pipeline Company, L.L.C. (Delaware LLC).....................................................     99
                              (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline
                              Company owns 1%)
                  Ocean Breeze Pipeline Company, L.L.C. (Delaware LLC).....................................................  25.67
                         (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own
                         74.33%)
                      Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC)..........................................      1
                             (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline
                             Company, L.L.C. owns 1%)
                      Nautilus Pipeline Company, L.L.C. (Delaware LLC).....................................................      1
                             (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline
                             Company owns 1%)
              VK Deepwater Gathering Company, L.L.C. (Delaware LLC)........................................................ 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns 1.0101%)
                  Viosca Knoll Gathering Company (Delaware JV).............................................................     99
                         (VK Deepwater Gathering Company, L.L.C. owns 99; El Paso Energy Partners,
                         L.P. owns a 1% option.)
              VK-Main Pass Gathering Company, L.L.C. (Delaware LLC)........................................................ 1.0101
                    (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns 1.0101%)
                      Viosca Knoll Gathering Company (Delaware JV).........................................................     99
                             (VK Deepwater Gathering Company, L.L.C. owns 50%; El Paso Energy
                             Partners, L.P. owns a 1% option.)
              Viosca Knoll Gathering Company (Delaware J.V.)  .............................................................     99
                    (VK Deepwater Gathering Company owns 50%; El Paso Energy Partners, L.P. owns a
                    1% option.)
         Garvin County Pipeline (Texas J.V.)  .............................................................................  33.33
                (El Paso Field Services Company, owns 33 1/3%; unaffiliated parties own 66.2/3%)
         Gulf States Gas Pipeline Company (Delaware).......................................................................    100
              Gulf States Pipeline Corporation (Louisiana).................................................................    100
                  Gulf States Transmission Corporation (Louisiana).........................................................    100
         Oasis Pipe Line Company (Delaware) ...............................................................................     35
                (El Paso Field Services Company owns 35%; unaffiliated parties own 65%.)
     El Paso Merchant Energy Group LLC (Delaware LLC)......................................................................    100
         Bonneville Pacific Corporation (Delaware).........................................................................    100
              Bonneville Nevada Corporation (Nevada).......................................................................    100
              Bonneville Pacific Services Co. Inc. (Indiana)...............................................................    100
              Bonneville Las Vegas Corporation (Utah)......................................................................    100
              Bonneville McKenzie Corporation (Utah).......................................................................     50
                  (Bonneville Pacific Corporation owns 50%; an unaffiliated party owns 50%)
         El Paso Merchant Energy Company (Delaware)........................................................................    100
         El Paso Merchant Energy Holding Company (Delaware)................................................................    100
              El Paso Power Holding Company (Delaware).....................................................................    100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


                  El Paso Berkshire Power II Company (Delaware)............................................................    100
                      Berkshire Power Company L.L.C. (Massachusetts LLC)...................................................     25
                           (El Paso Berkshire Power II Company owns 25%; El Paso Berkshire Power I
                           Company, L.L.C. owns 31.4%; an unaffiliated party owns 43.6%.)
                  El Paso Meriden Power I Company (Delaware)...............................................................    100
                  El Paso Meriden Power II Company (Delaware)..............................................................    100
                  El Paso Milford Power II Company (Delaware)..............................................................    100
                      Milford Power Company L.L.C. (Delaware)..............................................................     25
                           (El Paso Milford Power II Company owns 25%; El Paso Milford Power I
                           Company, L.L.C. owns 70%; and an unaffiliated party owns 5%)
     El Paso Services Holding Company (Delaware)...........................................................................    100
         EPEC Corporation (Delaware) ......................................................................................    100
              El Paso Merchant Energy-Gas Company (Delaware) ..............................................................    100
                  Argentina Energy Marketing Company (Cayman Islands)......................................................    100
                      El Paso Energy Marketing Argentina S.R.L. (Argentina)................................................   99.8
                             (Argentina Energy Marketing Company owns 99.8%; unaffiliated parties own 0.2%.)
                  Eastex Gas Storage and Exchange, Inc. (Delaware) ........................................................    100
                  El Paso Energy Marketing Canada Inc. (Canada) ...........................................................    100
                  El Paso Gas Marketing Company (Delaware) ................................................................    100
                  Heath Petra Resources, Inc. (Delaware) ..................................................................    100
                  Island Sound Commercial Energy Sales, Inc. (Delaware)....................................................    100
                  Paragon Gas Marketing Company (Delaware) ................................................................    100
                  Premier Gas Company (Delaware) ..........................................................................    100
     MIDWESTERN GAS TRANSMISSION COMPANY  (Delaware) ......................................................................    100
         EPEC Oil Company (Delaware).......................................................................................    100
              (IN DISSOLUTION)
         H.T. Gathering Company (Texas) ...................................................................................     50
              (IN DISSOLUTION)
         SWL Security Corp. (Texas)........................................................................................    100
              (IN DISSOLUTION)
         Tennessee Overthrust Gas Company (Delaware).......................................................................    100
              (IN DISSOLUTION)
         TGP Corporation (Delaware)........................................................................................    100
              (IN DISSOLUTION)
     Oil Casualty Insurance Ltd. (Bermuda).................................................................................   8.14
           (El Paso Tennessee Pipeline Co. owns 8.14%; unaffiliated parties own 91.86%.)
         TENNESSEE GAS PIPELINE COMPANY (Delaware) ........................................................................    100
              Border Gas Inc. (Delaware)...................................................................................   37.5
                  (Southern Natural Gas Company owns 6.67%; Tennessee Gas Pipeline Company owns
                  37.5%; El Paso Natural Gas Company owns 15%; Florida Gas Transmission Company owns
                  3.33%; unaffiliated parties own 37.5%)
              Eastern Insurance Company Limited (Bermuda) .................................................................    100
              El Paso Energy Portland Corporation (Delaware) ..............................................................    100
                  Portland Natural Gas Transmission System (Maine G.P.)  ..................................................   17.8
                    (El Paso Energy Portland Corporation, as General Partner, owns 17.8%;
                    unaffiliated parties own 82.2%.)

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


         EPEC - Altamont Corporation (Delaware)............................................................................    100
                  (IN DISSOLUTION)
         EPEC Chase, Inc. (Texas)..........................................................................................    100
                  (IN DISSOLUTION)
         EPEC Communications Corporation (Delaware) .......................................................................    100
         EPEC Delta XII Gas Co., Inc. (Delaware)...........................................................................    100
                  (IN DISSOLUTION)
         EPEC East Corporation (Delaware)..................................................................................    100
                  (IN DISSOLUTION)
         EPEC EIS Company (Delaware).......................................................................................    100
              EPEC EIS Canada Ltd. (Alberta) ..............................................................................    100
         EPEC Gas Louisiana Inc. (Delaware)................................................................................    100
                  (IN DISSOLUTION)
              Martin Exploration Company (Delaware)........................................................................    100
                  (IN DISSOLUTION)
         EPEC Gas Services, Inc. (Delaware) ...............................................................................    100
         EPEC Liquids Corporation (Delaware)...............................................................................    100
                  (IN DISSOLUTION)
         EPEC Midwest Corporation (Delaware)...............................................................................    100
                  (IN DISSOLUTION)
         EPEC MTBE, Inc. (Delaware)........................................................................................    100
                  (IN DISSOLUTION)
         EPEC Realty, Inc. (Delaware)......................................................................................    100
         EPEC Services Company (Delaware)..................................................................................    100
                  (IN DISSOLUTION)
              EPEC AIRCO Inc. (Delaware)...................................................................................    100
                      (IN DISSOLUTION)
              EPEC OCSPET Inc. (Delaware)..................................................................................    100
                      (IN DISSOLUTION)
              EPEC OGS Inc. (Delaware).....................................................................................    100
         EPEC Texas Acquisition Inc. (Delaware)............................................................................    100
                  (IN DISSOLUTION)
         EPEC West, Inc. (Delaware)........................................................................................    100
         EPEC Western Market Center Corporation (Delaware).................................................................    100
              The Western Market Center Joint Venture (Wyoming J.V.).......................................................     50
                         (EPEC Western Market Center Corporation owns 50%; unaffiliated parties own
                         50%.)
         EPEC Western Market Center Service Corporation (Delaware).........................................................    100
         Land Ventures, Inc. (Delaware)....................................................................................    100
         Midwestern Gas Marketing Company  (Delaware)......................................................................    100
         Mont Belvieu Land Company (Delaware)..............................................................................    100
         New Midwestern Inc. (Delaware)....................................................................................    100
         Sabine River Investors III, L.L.C. (Delaware).....................................................................    100
              Tennessee Storage Company (Delaware).........................................................................    100
                  Bear Creek Storage Company (Louisiana Partnership).......................................................     50
                    (Tennessee Storage Company, as General Partner, owns 50%; unaffiliated parties own 50%.)
                  Bear Creek Capital Corporation (Delaware)................................................................    100
         Tennessee Gas Transmission Company (Delaware).....................................................................    100
EPEC Gas Properties Inc. (Delaware)........................................................................................    100
EPEC Minerals Company - California (Delaware)..............................................................................    100
EPEC Minerals Company - Nevada (Delaware)..................................................................................    100
EPEC Nederland B.V. (Netherlands)..........................................................................................    100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


EPEC OCS Company, Inc. (Delaware)..........................................................................................    100
EPEC Polymers, Inc. (Delaware)      .......................................................................................    100
EPEC SNG Inc. (Delaware)       ............................................................................................    100
EPEC Technology Consulting Services Inc. (Delaware) .......................................................................    100
SNT Realty Inc. (Alabama)  ................................................................................................    100
     Fifth Avenue Realty Company (Alabama JV)..............................................................................     50
           (SNT Realty Inc. owns 50%; an unaffiliated party owns 50%)
El Paso Merchant Energy Holding Company (Delaware).........................................................................    100
     El Paso Georgia Energy Inc. (Delaware)................................................................................    100
     El Paso Intrastate-Alabama Inc. (Alabama).............................................................................    100
     Sonat Marketing Company (Delaware)....................................................................................    100
         JV Trading Inc. (Delaware)........................................................................................    100
         Seminole Gas Marketing............................................................................................     50
              (JV Trading Inc. owns 50%; an unaffiliated party owns 50%)
         Keystone Trading Company (Delaware)...............................................................................    100
         Sonat Public Service Company L.L.C. (Delaware)....................................................................     50
              (Sonat Marketing Company L.L.C. owns 50%; an unaffiliated party owns 50%)
         Stone & Webster Sonat Energy Resources LLC (Delaware).............................................................     50
                    (Sonat Marketing Company owns 50%; an unaffiliated party owns 50%)
         Unicom Gas Services L.L.C. (Delaware).............................................................................     50
                    (Sonat Marketing Company L.P. owns 50%; an unaffiliated party own 50%)
         Utilities Service Group L.P. (Delaware LP)........................................................................     65
                    (Sonat Energy Services Company owns a 64% limited partnership interest and a 1%
                    general partnership interest; Sonat Power Marketing Inc. owns a 35% limited partnership interest)
         Vail Trading Company (Delaware)...................................................................................    100
     El Paso Sonat Power Inc. (Delaware)...................................................................................    100
         AES/Sonat Power L.L.C (Virginia)..................................................................................     50
                (Sonat Power Inc. owns 50%; an unaffiliated party owns 50%)
         Pacific Gas Power Inc. (Delaware).................................................................................    100
         El Paso Generating L.L.C. (Delaware LLC)..........................................................................    100
              West Georgia Generating Company L.P. (Delaware LP)...........................................................     50
                    (El Paso Generating L.L.C. owns 50%; El Paso Energy West Georgia L.L.C. owns
                    50%)
              Georgia Energy Partners L.P. (Delaware LP)...................................................................     50
                    (El Paso Generating L.L.C. owns 50%; El Paso Energy West Georgia L.L.C. owns
                    50%)
         El Paso Mid-Georgia L.L.C. (Delaware).............................................................................    100
              Mid-Georgia Cogen L.P. (Delaware LP).........................................................................     50
                    (El Paso Mid-Georgia L.L.C. owns 50%; an unaffiliated party owns 50%)
     El Paso Merchant Energy, L.P. (Delaware LP)...........................................................................     65
           (El Paso SPM Company owns a 65% general partnership interest: El Paso Merchant Energy
           Holding Company owns a 35% limited partnership interest)
     El Paso Energy West Georgia L.L.C. (Delaware LLC).....................................................................    100
         West Georgia Generating Company L.P. (Delaware LP)................................................................     50
                (El Paso Generating L.L.C. owns 50%; El Paso Energy West Georgia L.L.C. owns 50%)
         Georgia Energy Partners L.P. (Delaware LP)........................................................................     50
                (El Paso Generating L.L.C. owns 50%; El Paso Energy West Georgia L.L.C. owns 50%)
     El Paso SPM Company (Delaware)........................................................................................    100
         El Paso Merchant Energy, L.P. (Delaware LP).......................................................................     65
                (El Paso SPM Company owns a 65% general partnership interest: El Paso Merchant
                Energy Holding Company owns a 35% limited partnership interest)
         Utilities Service Group L.P. (Delaware LP)........................................................................     35
                (El Paso Merchant Energy Holding Company owns a 64% limited partnership interest and a 1% general partnership interest; El Paso SPM Company owns a 35% limited partnership interest)
El Paso Production Company (Delaware)......................................................................................    100
     Black Warrior Methane Corp. (Alabama).................................................................................     50
           (El Paso Production Company owns 50%; an unaffiliated party owns 50%)
     Black Warrior Transmission Corp. (Alabama)............................................................................     50
           (El Paso Production Company owns 50%; an unaffiliated party owns 50%)
     Field Gas Gathering Inc. (Delaware)...................................................................................    100

                           EL PASO ENERGY CORPORATION
                           SUBSIDIARIES AND AFFILIATES

                             AS OF DECEMBER 31, 1999


     El Paso Energy Minerals Inc. (Delaware)...............................................................................    100
     El Paso Energy Minerals Leasing Inc. (Delaware).......................................................................    100
     El Paso Energy Oil Transmission Inc. (Delaware).......................................................................    100
     El Paso Energy Raton, L.L.C. (Delaware)...............................................................................    100
     El Paso Energy Texas Gathering Company (Delaware).....................................................................    100
     Stateline Gas Gathering Company (Delaware)............................................................................    100
El Paso Production GOM Inc. (Delaware).....................................................................................    100
     El Paso Energy Development I Company (Delaware).......................................................................    100
El Paso Power Systems Inc. (Delaware)......................................................................................    100
El Paso Services (D.C.) Inc. (Delaware)....................................................................................    100
Southern Natural Gas Company (Delaware)....................................................................................    100
     Border Gas Inc. (Delaware)............................................................................................   6.67
           (Southern Natural Gas Company owns 6.67%; Tennessee Gas Pipeline Company owns 37.5%; El
           Paso Natural Gas Company owns 15%; Florida Gas Transmission Company owns 3.33%;
           unaffiliated parties own 37.5%)
     Destin Pipeline Company, L.L.C. (Delaware LLC)........................................................................  33.33
           (Southern Natural Gas Company owns 33.33%; unaffiliated parties own 66.66%)
     Etowah LNG Company, L.L.C. (Delaware LLC).............................................................................     50
           (Southern Natural Gas Company owns 50%; an unaffiliated party owns 50%)
     El Paso Energy Ventures Inc. (Delaware)...............................................................................    100
         Florida Natural Fuels, Ltd. (Florida LP)..........................................................................     50
                (El Paso Energy Ventures Inc. owns 50%; an unaffiliated party owns 50%)
         Monarch CNG (Alabama GP)..........................................................................................     50
                (El Paso Energy Ventures Inc. owns 50%; an unaffiliated party owns 50%)
         El Paso NGV Technology Inc. (Delaware)............................................................................    100
              NGV Southeast Technology Center, L.L.C. (Georgia LLC)........................................................     50
                    (El Paso NGV Technology Inc. owns 50%; an unaffiliated party owns 50%)
     Sabine River Investors IV, L.L.C......................................................................................    100
         Southern Gas Storage Company (Delaware)...........................................................................    100
              Bear Creek Storage Company (Louisiana Partnership)...........................................................     50
                  (Southern Gas Storage Company owns 50%; Tennessee Storage Company owns 50%)
     Southern Deepwater Pipeline Company L.L.C. (Delaware LLC).............................................................    100
         Sea Robin Pipeline Company (Louisiana JV).........................................................................     50
                (Southern Deepwater Pipeline Company L.L.C. owns 50%; Southern Offshore Pipeline
                Company L.L.C. owns 50%)
     Southern LNG Inc. (Delaware)..........................................................................................    100
     Southern Offshore Pipeline Company L.L.C. (Delaware)..................................................................    100
         Sea Robin Pipeline Company (Louisiana JV).........................................................................     50
                (Southern Offshore Pipeline Company L.L.C. owns 50%; Southern Deepwater Pipeline
                Company L.L.C. owns 50%)
     South Georgia Natural Gas Company (Delaware)..........................................................................    100
Marlin Drilling Co., Inc. (Delaware)    ...................................................................................    100
     Marlin do Brasil Perfuacoes Maritimas Ltda. (Brazil) .................................................................  99.84
           (Marlin Drilling Co., Inc. owns 99.84%; Bluefin Supply Company owns 0.16%.)
     Bluefin Supply Company (Delaware)  ...................................................................................    100
         Marlin do Brasil Perfuacoes Maritimas Ltda. (Brazil) .............................................................   0.16
                (Bluefin Supply Company owns 0.16%; Marlin Drilling Co., Inc. owns 99.84%.)
Mt. Franklin Insurance Ltd. (Bermuda)   ...................................................................................    100
Travis Place Parking Garage Inc. (Delaware) ...............................................................................    100